UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/15

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
February 28, 2015

Templeton Growth Fund, Inc.

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Growth Fund, Inc.	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	22
Notes to Financial Statements	26
Shareholder Information	34

Semiannual Report

Templeton Growth Fund, Inc.

This semiannual report for Templeton Growth Fund covers the period ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares had a -3.30% cumulative total return for the six months under review. In comparison, the MSCI World Index, which measures stock performance in global developed markets, posted a +2.37% total return.1 The Fund’s long-term results are shown in the Performance Summary beginning on page 8. For the 10-year period ended February 28, 2015, the Fund’s Class A shares generated a +56.98% cumulative total return, compared with the MSCI World Index’s +95.49% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy overall expanded moderately during the six months under review even though economic activity in some countries slowed. As measured by the MSCI World Index, stocks in global developed markets, led by the U.S., rose slightly during the six-month period amid a generally accommodative monetary policy environment, improving U.S. economic data and signs of improvement in Europe and Japan.

During the period, oil prices plummeted mainly because of strong supply, and gold prices declined due to benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period, although economic expansion moderated in 2014’s fourth quarter. The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action. In February, Fed Chair Janet Yellen asserted that any change to the Fed’s future policy guidance would not necessarily mean an immediate rate hike, but the Fed would have the flexibility to decide on rates on a meeting-by-meeting basis.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and

1. Source: Morningstar. As of 2/28/15, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +4.61%, compared with the
MSCI World Index’s 10-year average annual total return of +6.93%.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Semiannual Report | 3

TEMPLETON GROWTH FUND, INC.

fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

In several emerging markets, economic growth generally moderated. Although Brazil exited recession as government spending drove third-quarter economic growth, it continued to face headwinds such as lower commodity prices and a severe drought. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell during the six-month period, pressured by concerns about global economic growth, the future course of U.S. monetary policy and Greece’s debt negotiations. Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. However, China’s fiscal and monetary stimulus measures, the ECB’s monetary easing and the Fed’s accommodative policy provided investors with some optimism. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. The People’s Bank of China cut its benchmark interest rate during the period to augment growth and curb deflationary risks. The Reserve Bank of India announced a surprise rate cut given signs of cooling inflation resulting largely from lower oil prices.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The six months under review presented challenges and opportunities for the Fund. Among the challenges was the continued outperformance of growth stocks over value stocks. This trend, which has persisted throughout much of the post-financial crisis recovery, deepened during the reporting period as investors seemed to reward revenue growth at a time when record corporate earnings in the U.S. appeared to be coming under pressure. Despite generally softer earnings, U.S. equities, in which the Fund was underweighted relative to the benchmark MSCI World Index, outperformed stocks in Europe and Asia, where the Fund was overweighted. Such allocations also created currency headwinds for U.S. dollar-denominated investors given the effects of a strong U.S. dollar and weak euro and yen. Finally, our overweighted position in the energy sector fared poorly as oil prices halved.2

To create some context for these difficulties, it is worth remembering that we have been living through a period of market extremes. Since the depths of the financial crisis, global central banks have cut rates hundreds of times. Many global government bonds outstanding yielded less than 1%, with some offering negative yields. Zero-interest-rate policies supported a majority of the world’s equity market capitalization. This raised the question: Is risk being efficiently priced when creditors are paying debtors to borrow their money? Turning to equity markets, most Wall Street strategists expected the Standard & Poor’s® 500 Index, which hit an all-time nominal high in the last week of 2014, to rise again in 2015. If they are proven right, this consensus outcome would mark the first time U.S. stocks have risen for seven consecutive calendar years.

In our opinion, the conditions that led to these extremes made it difficult for value-oriented, active equity managers like us. Value as a style has been out of favor, and the benefits of active management — historically, stock selection and risk control —have had little effect in a market that has swung between “risk on” and “risk off,” with seemingly little care paid to individual companies’ underlying fundamentals. Although the Fund’s investors have enjoyed solid absolute gains since the depths of the global financial crisis, returns have been relatively muted compared with those of the benchmark.

Sir John Templeton once observed, “The four most dangerous words in investing are: ‘This time it’s different.’” Although this cycle had its distinct challenges, we would like to remind our shareholders that over time, prices of publicly traded securities have generally converged with the value of their underlying

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
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Top 10 Sectors/Industries
Based on Equity Securities
2/28/15
% of Total
Net Assets
Banks	12.9%
Pharmaceuticals	11.9%
Oil, Gas & Consumable Fuels	10.7%
Insurance	6.3%
Technology Hardware, Storage & Peripherals	5.5%
Media	5.2%
Diversified Telecommunication Services	3.9%
Health Care Equipment & Supplies	3.3%
Software	2.9%
Food & Staples Retailing	2.8%

businesses. We remain convinced that the Fund is positioned to maximize long-term total returns. The following discussion provides a more granular view of some of the challenges and, more importantly, the opportunities that have been facing value investors.

One of the Fund’s biggest detractors on an absolute and a relative basis during the review period was the energy sector.2 This sector was subjected to broadly based fears surrounding oversupply, deflationary pressures and global growth headwinds. However, instead of attempting to time the near-term direction and magnitude of complex global oil markets, we focused on the things we could analyze with a degree of confidence, namely, the long-term fundamental prospects of individual energy companies. In our analysis, select balance sheets were healthy, helping mitigate risk of a potentially protracted period of low oil prices. We were also encouraged by the material capital expenditure reductions under way in an industry that we believed has been consuming vast amounts of low-cost capital with little to show for it. Against this backdrop of improving capital allocation and relative financial stability, during the reporting period, global energy stocks traded at or near record-low multiples on most valuation metrics that historically mattered. Following a period of sustained pressure on energy sector fundamentals and, most recently, a major oil price correction, such historically low valuations suggested to us that a reversal might be on the horizon.

TEMPLETON GROWTH FUND, INC.

Among specific energy sector holdings, Brazilian oil major Petroleo Brasileiro (Petrobras; not an index component) disappointed. Shares declined in value as the firm failed to report audited financials amid ongoing concerns about potential penalties, writedowns and ratings changes associated with a corruption investigation. The reelection of the incumbent Brazilian president — who was the chairwoman of Petrobras during the time of the alleged infractions — also weighed heavily on shares at the beginning of the period. Although additional risks remained given ongoing uncertainty, Petrobras appeared to us to be among the world’s cheapest major oil producers, with an attractive production portfolio and better-than-expected earnings from its refinery business as weak oil prices resulted in lower import duties. The company recently announced asset divestitures to help cut debt. However, we believed Petrobas remained a higher risk investment, and we will continue to monitor the situation closely. Oil services firms such as U.K.-based Noble also came under pressure as crude oil prices slumped. Noble, which had not traded below its tangible book value in 20 years, fell to an unprecedented discount to tangible book value during the period. Although this valuation implied distress, the company featured an improved rig fleet, a healthy order backlog and growing cash flows that were being used to support an attractive dividend yield and share buyback.

Stock selection in the information technology sector also detracted from Fund performance, pressured by U.S. computer manufacturer Hewlett-Packard (HP).3 HP shares fell after the company forecast quarterly and full-year profits that trailed analysts’ estimates, suggesting that a rising U.S. dollar would hurt results as the firm prepared to split in two. Yet, HP has begun to achieve success in its turnaround efforts and has more than doubled the return of the broader global equity market over the past two years. We continued to believe the stock offered further upside potential given its low valuation and the prospect of additional cost savings from ongoing restructuring initiatives. Conversely, U.S. network technology firm Cisco Systems aided Fund performance as it surged to a post-financial crisis high after reduced costs and improved product sales helped the firm beat earnings estimates.

Other notable relative detractors during the period included stock selection in industrials, telecommunication services and financials.4

3. The information technology sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI.

4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates and machinery in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

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TEMPLETON GROWTH FUND, INC.

Top 10 Holdings
2/28/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.0%
Technology Hardware, Storage & Peripherals, South Korea
Microsoft Corp.	2.8%
Software, U.S.
Comcast Corp.	2.3%
Media, U.S.
Citigroup Inc.	2.2%
Banks, U.S.
Pfizer Inc.	2.1%
Pharmaceuticals, U.S.
Teva Pharmaceutical Industries Ltd.	2.1%
Pharmaceuticals, Israel
Medtronic PLC	2.0%
Health Care Equipment & Supplies, U.S.
CRH PLC (ord. and 144A)	1.9%
Construction Materials, Ireland
Amgen Inc.	1.9%
Biotechnology, U.S.
Talisman Energy Inc.	1.9%
Oil, Gas & Consumable Fuels, Canada

Turning to contributors, stock selection among our underweighted materials holdings relative to the MSCI World Index benefited the Fund during the reporting period, led by Irish building materials firm CRH, which agreed to buy the assets that two rivals were required to divest as a regulatory condition to complete their merger.5 These geographically diverse assets generated strong revenues and earnings last year and should help CRH gain market share and transform into a major cement producer, in our view. We believed the deal would likely add quickly to CRH’s earnings and represented considerable value for long-term shareholders. More broadly in the materials sector, we maintained a modest weighting in metals and mining. Although the sector looked broadly attractive to us based on price-to-book ratios, we believed book values remained vulnerable to further writedowns given the magnitude of capital misallocation during the previous cycle when commodities experienced double-digit growth. Unlike oil, where supply and demand dynamics looked supportive and we expected the price to eventually recover to levels that encouraged continued investment, some of the major bulk commodities appeared structurally oversupplied in the wake of China’s once-in-a-generation, debt-financed investment binge. Conversely, we recognized that investor sentiment in the metals industry was negative, and we expected opportunities should eventually arise among mining companies with more attractive metals exposure and misunderstood or underappreciated fundamental strengths.

Our overweighted allocation in the health care sector benefited relative performance.6 Although stock selection detracted from relative results, most of the Fund’s top contributors were in health care. Shares of U.S. medical devices firm Medtronic rose to a record high as management continued to deliver on its long-term operational targets and announced the well-received acquisition of Ireland-based medical technology firm Covidien. Medtronic’s price rallied strongly in recent quarters, though our analysis suggested the stock remained reasonably priced given its strong shareholder-return potential and considerable scope for earnings upgrades. The case of Medtronic generally illustrated our views on the biotechnology and medical technology industries. Although these stocks have rallied, we believed opportunities for further appreciation still existed for companies like Medtronic that are innovative and can deliver proven value to the health care system. Research and development has become increasingly focused on cost efficiency, and companies in this industry have enjoyed improving demand and pricing power for drugs and products that can demonstrate meaningful clinical benefits. We also found opportunities for additional improvements in profitability across the health care sector as efficiency measures gained traction, helping to counteract the “growth at all costs” mentality that pressured industry margins in the past.

Turning to regions, the Fund’s overweighted European position detracted from absolute and relative performance as Greece’s political drama and Russia’s conflict in Ukraine overshadowed the many positive reforms under way in the eurozone. At period-end, we maintained strong conviction in our European overweighting due to the many bargains we uncovered in the region. European stocks looked cheap to us on numerous, meaningful, normalized valuation metrics. European equities also looked attractive to us relative to bonds. Valuation extremes have been occurring as European corporate earnings have finally begun to close their widest gaps on record relative to U.S. profits. In our analysis, the region’s cyclical stocks were particularly attractive. Overall, we considered valuation levels deeply depressed for a diverse corporate sector composed of high-quality, globally relevant companies.

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
6. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

Top 10 Countries
Based on Equity Securities
2/28/15
% of Total
Net Assets
U.S.	34.8%
U.K.	11.6%
France	9.1%
Germany	5.2%
South Korea	4.9%
Netherlands	4.6%
Switzerland	4.4%
Japan	3.1%
Singapore	2.7%
China	2.4%

Elsewhere, our bottom-up analytical process helped us identify long-term investment opportunities we considered attractive across numerous regions and sectors. American economist and political thinker Herbert Stein once remarked, “If something cannot go on forever, it will stop.” As unsustainable market extremes normalize and price begins to converge with value over time, we remain confident in the Fund’s potential to extend its tradition of solid long-term investment returns.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	8/31/14		Change
A (TEPLX)	$24.49	$26.05	-$	1.56
C (TEGTX)	$23.89	$25.32	-$	1.43
R (TEGRX)	$24.27	$25.78	-$	1.51
R6 (FTGFX)	$24.47	$26.08	-$	1.61
Advisor (TGADX)	$24.52	$26.13	-$	1.61

Distributions (9/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.6694
C	$0.4823
R	$0.6040
R6	$0.7583
Advisor	$0.7383

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(3/31/15)[4]	Operating Expenses[5]
A								1.03%
6-Month		-3.30%		-8.86%	$9,114
1-Year		-1.52%		-7.18%	$9,282		-8.83%
5-Year	+	68.48%	+	9.69%	$15,877	+	8.10%
10-Year	+	56.98%	+	4.00%	$14,797	+	4.02%
C								1.78%
6-Month		-3.65%		-4.60%	$9,540
1-Year		-2.23%		-3.18%	$9,682		-4.94%
5-Year	+	62.27%	+	10.17%	$16,227	+	8.58%
10-Year	+	45.71%	+	3.84%	$14,571	+	3.86%
R								1.28%
6-Month		-3.40%		-3.40%	$9,660
1-Year		-1.76%		-1.76%	$9,824		-3.52%
5-Year	+	66.34%	+	10.71%	$16,634	+	9.11%
10-Year	+	53.15%	+	4.35%	$15,315	+	4.37%
R6[6]								0.69%
6-Month		-3.12%		-3.12%	$9,688
1-Year		-1.19%		-1.19%	$9,881		-2.94%
Since Inception (5/1/13)	+	20.31%	+	10.63%	$12,031	+	9.38%
Advisor								0.78%
6-Month		-3.20%		-3.20%	$9,680
1-Year		-1.27%		-1.27%	$9,873		-3.06%
5-Year	+	70.57%	+	11.27%	$17,057	+	9.66%
10-Year	+	60.99%	+	4.88%	$16,099	+	4.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON GROWTH FUND, INC.
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Investment results reflect the fee waiver, to the extent applicable;
without this reduction, the results would have been lower.

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TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON GROWTH FUND, INC.

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$967.00	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26
C
Actual	$1,000	$963.50	$8.76
Hypothetical (5% return before expenses)	$1,000	$1,015.87	$9.00
R
Actual	$1,000	$966.00	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.51
R6
Actual	$1,000	$968.80	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
Advisor
Actual	$1,000	$968.00	$3.90
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.80%; R: 1.30%; R6: 0.70%;
and Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TEMPLETON GROWTH FUND, INC.

Financial Highlights
	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.05	$22.13	$18.04	$17.05	$15.28	$15.55
Income from investment operations[a]:
Net investment income[b]	0.11	0.55 [c]	0.30	0.35	0.31	0.24
Net realized and unrealized gains (losses)	(1.00)	3.68	4.15	1.01	1.74	(0.25)
Total from investment operations	(0.89)	4.23	4.45	1.36	2.05	(0.01)
Less distributions from net investment
income	(0.67)	(0.31)	(0.36)	(0.37)	(0.28)	(0.26)
Net asset value, end of period	$24.49	$26.05	$22.13	$18.04	$17.05	$15.28

Total return[d]	(3.30)%	19.22%	25.00%	8.17%	13.38%	(0.21)%

Ratios to average net assets[e]
Expenses	1.05%	1.03%	1.07%[f]	1.11%[f]	1.08%[f]	1.10%[f,g]
Net investment income	0.90%	2.18%[c]	1.47%	2.03%	1.71%	1.50%

Supplemental data
Net assets, end of period (000’s)	$12,979,248	$14,138,298	$12,970,707	$11,582,174	$11,865,049	$11,954,334
Portfolio turnover rate	7.18%	17.17%	12.46%	13.47%	21.60%[h]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.32	$21.53	$17.56	$16.58	$14.87	$15.14
Income from investment operations[a]:
Net investment income[b]	0.02	0.35 [c]	0.14	0.21	0.17	0.12
Net realized and unrealized gains (losses)	(0.97)	3.58	4.05	0.99	1.69	(0.25)
Total from investment operations	(0.95)	3.93	4.19	1.20	1.86	(0.13)
Less distributions from net investment
income	(0.48)	(0.14)	(0.22)	(0.22)	(0.15)	(0.14)
Net asset value, end of period	$23.89	$25.32	$21.53	$17.56	$16.58	$14.87

Total return[d]	(3.65)%	18.30%	24.07%	7.39%	12.47%	(0.91)%

Ratios to average net assets[e]
Expenses	1.80%	1.78%	1.82%[f]	1.86%[f]	1.83%[f]	1.85%[f,g]
Net investment income	0.15%	1.43%[c]	0.72%	1.28%	0.96%	0.75%

Supplemental data
Net assets, end of period (000’s)	$828,194	$900,525	$800,312	$722,614	$810,279	$888,857
Portfolio turnover rate	7.18%	17.17%	12.46%	13.47%	21.60%[h]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.78	$21.91	$17.86	$16.88	$15.13	$15.40
Income from investment operations[a]:
Net investment income[b]	0.08	0.48 [c]	0.25	0.30	0.26	0.20
Net realized and unrealized gains (losses)	(0.99)	3.64	4.12	1.00	1.73	(0.25)
Total from investment operations	(0.91)	4.12	4.37	1.30	1.99	(0.05)
Less distributions from net investment
income	(0.60)	(0.25)	(0.32)	(0.32)	(0.24)	(0.22)
Net asset value, end of period	$24.27	$25.78	$21.91	$17.86	$16.88	$15.13

Total return[d]	(3.40)%	18.88%	24.72%	7.87%	13.08%	(0.44)%

Ratios to average net assets[e]
Expenses	1.30%	1.28%	1.32%[f]	1.36%[f]	1.33%[f]	1.35%[f,g]
Net investment income	0.65%	1.93%[c]	1.22%	1.78%	1.46%	1.25%

Supplemental data
Net assets, end of period (000’s)	$140,281	$155,334	$146,530	$136,909	$150,841	$163,865
Portfolio turnover rate	7.18%	17.17%	12.46%	13.47%	21.60%[h]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.18%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015	Year Ended August 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.08	$22.16	$21.34
Income from investment operations[b]:
Net investment income[c]	0.15	0.63 [d]	0.17
Net realized and unrealized gains (losses)	(1.00)	3.68	0.65
Total from investment operations	(0.85)	4.31	0.82
Less distributions from net investment income	(0.76)	(0.39)	—
Net asset value, end of period	$24.47	$26.08	$22.16

Total return[e]	(3.12)%	19.60%	3.84%

Ratios to average net assets[f]
Expenses	0.70%	0.69%	0.71%[g]
Net investment income	1.25%	2.52%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$2,249,331	$2,363,855	$2,042,413
Portfolio turnover rate	7.18%	17.17%	12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.13	$22.15	$18.06	$17.07	$15.30	$15.56
Income from investment operations[a]:
Net investment income[b]	0.14	0.59 [c]	0.31	0.38	0.35	0.28
Net realized and unrealized gains (losses)	(1.01)	3.71	4.19	1.02	1.75	(0.25)
Total from investment operations	(0.87)	4.30	4.50	1.40	2.10	0.03
Less distributions from net investment
income	(0.74)	(0.32)	(0.41)	(0.41)	(0.33)	(0.29)
Net asset value, end of period	$24.52	$26.13	$22.15	$18.06	$17.07	$15.30

Total return[d]	(3.20)%	19.55%	25.28%	8.47%	13.65%	0.07%

Ratios to average net assets[e]
Expenses	0.80%	0.78%	0.82%[f]	0.86%[f]	0.83%[f]	0.85%[f,g]
Net investment income	1.15%	2.43%[c]	1.72%	2.28%	1.96%	1.75%

Supplemental data
Net assets, end of period (000’s)	$424,144	$429,080	$425,222	$2,355,806	$2,589,977	$2,851,417
Portfolio turnover rate	7.18%	17.17%	12.46%	13.47%	21.60%[h]	9.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.19 per share received in the form of special dividend paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.68%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

TEMPLETON GROWTH FUND, INC.

Statement of Investments, February 28, 2015 (unaudited)
	Industry	Shares	Value
Common Stocks 98.0%
Canada 2.0%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	419,400	$12,595,089
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	40,133,433	312,473,636
			325,068,725
China 2.4%
China Mobile Ltd.	Wireless Telecommunication Services	4,859,500	66,227,319
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	39,076,000	102,528,620
[a]China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	48,414,895
[a]Dongfang Electric Corp. Ltd., H	Electrical Equipment	15,034,540	30,395,326
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	154,862,700	152,749,171
			400,315,331
Denmark 0.6%
[a]FLSmidth & Co. AS	Construction & Engineering	2,095,190	95,835,775
France 9.1%
AXA SA	Insurance	8,817,061	223,906,149
BNP Paribas SA	Banks	3,558,980	207,485,420
Cie Generale des Etablissements Michelin, B	Auto Components	2,311,009	222,385,648
Credit Agricole SA	Banks	14,535,330	204,488,012
Orange SA	Diversified Telecommunication Services	4,311,032	78,645,980
Sanofi	Pharmaceuticals	2,535,687	248,887,403
Technip SA	Energy Equipment & Services	1,228,000	80,016,260
Total SA, B	Oil, Gas & Consumable Fuels	4,668,754	252,040,860
			1,517,855,732
Germany 5.2%
[b]Commerzbank AG	Banks	4,854,510	65,496,832
Deutsche Lufthansa AG	Airlines	15,394,331	225,704,280
Merck KGaA	Pharmaceuticals	1,987,384	205,078,621
Metro AG	Food & Staples Retailing	5,118,650	171,376,836
SAP SE	Software	193,410	13,602,627
Siemens AG	Industrial Conglomerates	1,596,669	178,377,527
			859,636,723
Ireland 1.9%
CRH PLC	Construction Materials	11,066,095	313,530,652
[c]CRH PLC, 144A	Construction Materials	326,292	9,244,683
			322,775,335
Israel 2.1%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	6,159,610	351,220,962
Italy 2.0%
Eni SpA	Oil, Gas & Consumable Fuels	6,671,477	124,544,834
[b]Saipem SpA	Energy Equipment & Services	1,430,978	14,710,241
UniCredit SpA	Banks	29,238,098	194,539,886
			333,794,961
Japan 3.1%
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	11,948,500	121,862,314
Nissan Motor Co. Ltd.	Automobiles	20,118,600	212,589,119
Toyota Motor Corp.	Automobiles	2,602,310	175,409,008
			509,860,441

18 | Semiannual Report			franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Netherlands 4.6%
Aegon NV	Insurance	5,803,720	$44,949,020
Akzo Nobel NV	Chemicals	2,972,140	220,874,216
[b]ING Groep NV, IDR	Banks	12,108,051	180,978,012
Koninklijke Philips NV	Industrial Conglomerates	3,402,481	101,941,674
[b,c]NN Group NV, 144A	Insurance	2,476,200	70,836,036
[b]QIAGEN NV	Life Sciences Tools & Services	3,422,165	86,081,202
TNT Express NV	Air Freight & Logistics	5,279,489	32,267,977
[c]TNT Express NV, 144A	Air Freight & Logistics	3,825,802	23,383,114
			761,311,251
Portugal 0.9%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	13,080,490	153,789,877
Russia 1.0%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	9,171,571	165,822,004
Singapore 2.7%
DBS Group Holdings Ltd.	Banks	8,010,734	115,039,490
[b]Flextronics International Ltd.	Electronic Equipment, Instruments & Components	11,802,010	143,748,482
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	63,658,000	197,128,424
			455,916,396
South Korea 4.9%
KB Financial Group Inc.	Banks	4,960,243	175,685,878
POSCO	Metals & Mining	575,778	139,877,591
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	403,050	496,715,905
			812,279,374
Spain 1.3%
Telefonica SA	Diversified Telecommunication Services	13,999,911	217,716,581
Sweden 2.0%
Ericsson, B	Communications Equipment	8,281,470	107,398,661
Getinge AB, B	Health Care Equipment & Supplies	7,932,270	219,348,241
			326,746,902
Switzerland 4.4%
Credit Suisse Group AG	Capital Markets	8,543,380	208,587,192
Roche Holding AG	Pharmaceuticals	1,057,688	287,199,302
Swiss Re AG	Insurance	2,652,800	243,959,626
			739,746,120
Thailand 0.3%
Bangkok Bank PCL, fgn.	Banks	8,099,000	45,800,896
Turkey 1.1%
[b]Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	14,355,442	189,061,171
United Kingdom 11.6%
Aviva PLC	Insurance	21,547,762	179,289,069
BAE Systems PLC	Aerospace & Defense	14,860,062	122,038,014
BP PLC	Oil, Gas & Consumable Fuels	22,801,450	157,707,310
GlaxoSmithKline PLC	Pharmaceuticals	10,042,228	238,966,204
HSBC Holdings PLC	Banks	22,977,340	206,640,080
[b]International Consolidated Airlines Group SA	Airlines	8,002,681	71,651,680

franklintempleton.com		Semiannual Report | 19

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Kingfisher PLC	Specialty Retail	43,494,874	$245,340,642
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	5,497,253	187,161,133
Serco Group PLC	Commercial Services & Supplies	21,427,779	73,565,606
Sky PLC	Media	9,306,559	143,162,514
Tesco PLC	Food & Staples Retailing	43,287,465	163,983,288
Vodafone Group PLC	Wireless Telecommunication Services	38,800,571	134,407,607
			1,923,913,147
United States 34.8%
[b]Actavis PLC	Pharmaceuticals	510,959	148,873,014
American International Group Inc.	Insurance	5,094,260	281,865,406
Amgen Inc.	Biotechnology	1,993,750	314,454,250
Baker Hughes Inc.	Energy Equipment & Services	2,727,884	170,520,029
Best Buy Co. Inc.	Specialty Retail	2,414,460	91,990,926
Capital One Financial Corp.	Consumer Finance	509,960	40,138,952
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	2,169,830	36,192,764
Chevron Corp.	Oil, Gas & Consumable Fuels	1,528,510	163,061,447
Cisco Systems Inc.	Communications Equipment	9,535,010	281,378,145
Citigroup Inc.	Banks	6,890,580	361,204,203
Comcast Corp., Special A	Media	6,353,820	374,525,920
CVS Health Corp.	Food & Staples Retailing	1,281,900	133,150,953
[b]Gilead Sciences Inc.	Biotechnology	446,390	46,214,757
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	8,504,900	296,310,716
JPMorgan Chase & Co.	Banks	3,542,510	217,085,013
Medtronic PLC	Health Care Equipment & Supplies	4,272,880	331,532,759
Merck & Co. Inc.	Pharmaceuticals	2,212,750	129,534,385
[b]Michael Kors Holdings Ltd.	Textiles, Apparel & Luxury Goods	568,600	38,329,326
Microsoft Corp.	Software	10,439,430	457,769,005
Morgan Stanley	Capital Markets	7,102,520	254,199,191
[b,d]Navistar International Corp.	Machinery	5,754,190	167,504,471
[b]News Corp., A	Media	2,728,302	47,131,417
Noble Corp. PLC	Energy Equipment & Services	8,144,090	135,517,658
[a]Paragon Offshore PLC	Energy Equipment & Services	2,037,330	4,196,900
Pfizer Inc.	Pharmaceuticals	10,415,680	357,466,138
SunTrust Banks Inc.	Banks	4,098,280	168,029,480
Target Corp.	Multiline Retail	1,822,100	139,991,943
Twenty-First Century Fox Inc., A	Media	5,686,150	199,015,250
United Parcel Service Inc., B	Air Freight & Logistics	2,154,350	219,162,025
Verizon Communications Inc.	Diversified Telecommunication Services	1,870,841	92,513,087
The Walt Disney Co.	Media	798,126	83,068,954
			5,781,928,484
Total Common Stocks
(Cost $13,281,630,586)			16,290,396,188
Preferred Stocks
(Cost $200,646,430) 0.7%
Brazil 0.7%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	17,262,556	115,831,751
Total Investments before Short Term
Investments (Cost $13,482,277,016)			16,406,227,939

20 | Semiannual Report

franklintempleton.com

TEMPLETON GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount*	Value
Short Term Investments 1.6%
Time Deposits 1.0%
Canada 0.7%
National Bank of Canada, 0.04%, 3/02/15	39,000,000	$39,000,000
Royal Bank of Canada, 0.05%, 3/02/15	82,000,000	82,000,000
		121,000,000
United States 0.3%
Scotia Capital Markets, 0.05%, 3/02/15	40,000,000	40,000,000
Total Time Deposits
(Cost $161,000,000)		161,000,000
Total Investments before Money
Market Funds
(Cost $13,643,277,016)		16,567,227,939

	Shares
[e]Investments from Cash Collateral
Received for Loaned Securities
(Cost $108,318,892) 0.6%
Money Market Funds 0.6%
United States 0.6%
[f]BNY Mellon Overnight Government Fund,
0.055%	108,318,892	108,318,892
Total Investments
(Cost $13,751,595,908) 100.3%		16,675,546,831
Other Assets, less Liabilities (0.3)%		(54,348,848)
Net Assets 100.0%		$16,621,197,983

See Abbreviations on page 33.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aA portion or all of the security is on loan at February 28, 2015. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Directors.
At February 28, 2015, the aggregate value of these securities was $103,463,833, representing 0.62% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 1(c) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$13,571,900,728
Cost - Non-controlled affiliated issuers (Note 8)	179,695,180
Total cost of investments	$13,751,595,908
Value - Unaffiliated issuers	$16,508,042,360
Value - Non-controlled affiliated issuers (Note 8)	167,504,471
Total value of investments (includes securities loaned in the amount of $103,200,472)	16,675,546,831
Cash	82,904,201
Receivables:
Investment securities sold	1,167,346
Capital shares sold	14,066,380
Dividends and interest	41,688,499
Other assets	10,355
Total assets	16,815,383,612
Liabilities:
Payables:
Investment securities purchased	38,259,955
Capital shares redeemed	32,474,315
Management fees	8,505,412
Distribution fees	3,142,875
Transfer agent fees	2,116,648
Payable upon return of securities loaned	108,318,892
Accrued expenses and other liabilities	1,367,532
Total liabilities	194,185,629
Net assets, at value	$16,621,197,983
Net assets consist of:
Paid-in capital	$15,282,169,904
Distributions in excess of net investment income	(23,923,411)
Net unrealized appreciation (depreciation)	2,922,862,357
Accumulated net realized gain (loss)	(1,559,910,867)
Net assets, at value	$16,621,197,983

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2015 (unaudited)

Class A:
Net assets, at value	$12,979,248,466
Shares outstanding	530,027,148
Net asset value per share[a]	$24.49
Maximum offering price per share (net asset value per share ÷ 94.25%)	$25.98
Class C:
Net assets, at value	$828,193,690
Shares outstanding	34,672,268
Net asset value and maximum offering price per share[a]	$23.89
Class R:
Net assets, at value	$140,280,645
Shares outstanding	5,780,775
Net asset value and maximum offering price per share	$24.27
Class R6:
Net assets, at value	$2,249,330,845
Shares outstanding	91,905,557
Net asset value and maximum offering price per share	$24.47
Advisor Class:
Net assets, at value	$424,144,337
Shares outstanding	17,297,005
Net asset value and maximum offering price per share	$24.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

TEMPLETON GROWTH FUND, INC.
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $11,886,511)	$160,725,013
Interest	59,766
Income from securities loaned	626,698
Total investment income	161,411,477
Expenses:
Management fees (Note 3a)	55,773,896
Distribution fees: (Note 3c)
Class A	16,197,232
Class C	4,136,158
Class R	355,500
Transfer agent fees: (Note 3e)
Class A	6,700,895
Class C	427,820
Class R	73,547
Class R6	484
Advisor Class	212,690
Custodian fees (Note 4)	664,469
Reports to shareholders	668,200
Registration and filing fees	88,919
Professional fees	217,396
Directors’ fees and expenses	123,516
Other	152,051
Total expenses	85,792,773
Net investment income	75,618,704
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	82,708,579
Foreign currency transactions	(358,579)
Net realized gain (loss)	82,350,000
Net change in unrealized appreciation (depreciation) on:
Investments	(764,042,770)
Translation of other assets and liabilities denominated in foreign currencies	(860,379)
Net change in unrealized appreciation (depreciation)	(764,903,149)
Net realized and unrealized gain (loss)	(682,553,149)
Net increase (decrease) in net assets resulting from operations	$(606,934,445)

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$75,618,704	$398,073,637
Net realized gain (loss) from investments and foreign currency transactions	82,350,000	642,424,552
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(764,903,149)	2,062,090,380
Net increase (decrease) in net assets resulting from operations	(606,934,445)	3,102,588,569
Distributions to shareholders from:
Net investment income:
Class A	(353,064,289)	(176,426,824)
Class C	(16,734,300)	(5,057,087)
Class R	(3,533,174)	(1,589,979)
Class R6	(68,333,640)	(34,522,085)
Advisor Class	(12,416,781)	(5,705,937)
Total distributions to shareholders	(454,082,184)	(223,301,912)
Capital share transactions: (Note 2)
Class A	(326,088,727)	(1,115,879,967)
Class C	(21,857,797)	(39,445,476)
Class R	(6,025,460)	(16,570,744)
Class R6	27,756,441	(38,783,301)
Advisor Class	21,338,054	(66,698,023)
Total capital share transactions	(304,877,489)	(1,277,377,511)
Net increase (decrease) in net assets	(1,365,894,118)	1,601,909,146
Net assets:
Beginning of period	17,987,092,101	16,385,182,955
End of period	$16,621,197,983	$17,987,092,101
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(23,923,411)	$354,540,069

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 25

TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

26 | Semiannual Report

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated in the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

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Semiannual Report | 27

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At February 28, 2015, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	16,356,619	$398,104,603	67,525,899	$1,696,230,668
Shares issued in reinvestment of distributions	13,100,092	306,148,277	6,211,425	148,327,248
Shares redeemed	(42,186,235)	(1,030,341,607)	(117,060,962)	(2,960,437,883)
Net increase (decrease)	(12,729,524)	$(326,088,727)	(43,323,638)	$(1,115,879,967)
Class C Shares:
Shares sold	1,235,774	$29,228,554	3,127,097	$76,451,243
Shares issued in reinvestment of distributions	671,451	15,329,218	198,068	4,622,900
Shares redeemed	(2,800,303)	(66,415,569)	(4,935,558)	(120,519,619)
Net increase (decrease)	(893,078)	$(21,857,797)	(1,610,393)	$(39,445,476)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	406,861	$9,697,644	747,781	$18,587,661
Shares issued in reinvestment of distributions	151,027	3,499,291	66,682	1,579,031
Shares redeemed	(801,956)	(19,222,395)	(1,478,256)	(36,737,436)
Net increase (decrease)	(244,068)	$(6,025,460)	(663,793)	$(16,570,744)
Class R6 Shares:
Shares sold	349,656	$8,368,003	4,196,703	$102,849,438
Shares issued in reinvestment of distributions	2,844,608	66,393,142	1,446,860	34,522,085
Shares redeemed	(1,910,913)	(47,004,704)	(7,176,938)	(176,154,824)
Net increase (decrease)	1,283,351	$27,756,441	(1,533,375)	$(38,783,301)
Advisor Class Shares:
Shares sold	1,411,432	$34,870,472	2,735,099	$69,147,696
Shares issued in reinvestment of distributions	491,470	11,495,473	223,682	5,348,247
Shares redeemed	(1,029,956)	(25,027,891)	(5,728,848)	(141,193,966)
Net increase (decrease)	872,946	$21,338,054	(2,770,067)	$(66,698,023)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

franklintempleton.com Semiannual Report | 29

TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$811,654
CDSC retained	$27,470

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2015, the Fund paid transfer agent fees of $7,415,436, of which $4,474,727 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no expenses waived during the period ended February 28, 2015.

g. Other Affiliated Transactions

At February 28, 2015, one or more of the funds in the Franklin Fund Allocator Series owned 12.94% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2014, the Fund had capital loss carryforwards of $1,710,549,861 expiring in 2018.

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$13,869,298,874

Unrealized appreciation	$4,059,435,335
Unrealized depreciation	(1,253,187,378)
Net unrealized appreciation (depreciation)	$2,806,247,957

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions.

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TEMPLETON GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $1,191,511,480 and $1,763,968,696, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended February 28, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Navistar International Corp.	5,754,190	—	—	5,754,190	$167,504,471	$ —	$ —

Total Affiliated Securities (Value is 1.01% of Net Assets)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$16,406,227,939	$—	$—	$16,406,227,939
Short Term Investments	—	269,318,892	—	269,318,892
Total Investments in Securities	$16,406,227,939	$269,318,892	$—	$16,675,546,831

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Growth Fund, Inc.

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

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© 2015 Franklin Templeton Investments. All rights reserved.	101 S 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

By /s/MARK H. OTANI_____________

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 24, 2015